Cornerstone OnDemand Announces First Quarter 2014 Financial Results

•	Record quarterly revenue of $57.4 million, up 52% year-over-year

•	Record first quarter bookings of $49.7 million, up 38% year-over-year[1]

•	Record quarterly gross profit of $40.0 million, up 52% year-over-year

•	Ended the quarter with over 1,700 clients and over 14.5 million users[2]
SANTA MONICA, Calif. – May 1, 2014 – Talent management software provider Cornerstone OnDemand, Inc. (NASDAQ: CSOD) today announced results for its quarter ended March 31, 2014.
Revenue for the first quarter of 2014 was $57.4 million, representing a 52% increase compared to the same period in 2013.
Bookings, which the Company defines as revenue plus the change in deferred revenue for the period, were $49.7 million for the first quarter of 2014, representing a 38% increase compared to the same period in 2013. 1 Deferred revenue at March 31, 2014 was $131.1 million, which was 45% higher than the balance at March 31, 2013.

“The first quarter once again demonstrated that the Cornerstone solution is applicable to organizations of all sizes, in every region and in every vertical,” said Adam Miller, the company’s President and CEO. “We believe that the combination of our huge market opportunity and weakened competitive environment, coupled with growing worldwide distribution, a track-record of innovation, and a blue-chip client roster, positions Cornerstone to be the long-term technology leader in our space.”
Gross profit for the first quarter of 2014 was $40.0 million, representing a 52% increase compared to the same period in 2013. Gross margin for the first quarter of 2014 was 69.7% compared to 70.1% in the first quarter of 2013.
Non-GAAP gross profit for the first quarter of 2014 was $41.1 million, representing a 51% increase compared to the same period in 2013.1 Non-GAAP gross margin for the first quarter of 2014 was 71.6% compared to 72.2% in the first quarter of 2013.1
The Company’s net loss for the first quarter of 2014 was $15.8 million yielding a net loss margin of (27.5)%, or $0.30 net loss per share, compared to a net loss of $9.9 million yielding a net loss margin of (26.4)%, or $0.20 net loss per share, in the first quarter of 2013.
Non-GAAP net loss for the first quarter of 2014 was $5.1 million yielding a non-GAAP net loss margin of (8.8)%, or $0.10 net loss per share, compared to a non-GAAP net loss of $5.3 million yielding a non-GAAP net loss margin of (14.1)%, or $0.10 net loss per share, in the first quarter of 2013.1 This represents a non-GAAP net loss margin improvement of 530 basis points.1
For the first quarter of 2014, net cash provided by operating activities was $0.9 million as compared to $0.5 million for the same period in 2013.
At March 31, 2014, the Company’s total cash and cash equivalents were $108.7 million, investments were $200.5 million, and accounts receivable were $52.5 million, yielding a total of approximately $361.7 million.
The Company ended the quarter with over 1,700 clients and over 14.5 million users.2

1
Bookings, non-GAAP gross profit, non-GAAP gross margin, non-GAAP net loss, non-GAAP net loss margin and non-GAAP net loss per share are non-GAAP financial measures. Please see the discussion in the section “Non-GAAP Financial Measures” and the reconciliations at the end of this release.

2
Includes contracted clients and active users of our Enterprise and Mid-Market solution, excluding Cornerstone for Salesforce and Cornerstone Growth Edition, formerly known as Cornerstone for Small Business.

Quarterly Conference Call
Cornerstone OnDemand, Inc. will host a conference call to discuss its first quarter 2014 results at 2:00 p.m. PT (5:00 p.m. ET) today. A live audio webcast of the conference call, together with detailed financial information, can be accessed through the Company’s Investor Relations Web site at http://investors.cornerstoneondemand.com/events.cfm. The live call can be accessed by dialing (888) 357-3694 (U.S.) or (973) 890-8276 (outside the U.S.) and referencing passcode: 35146652. A replay of the call will also be available at http://investors.cornerstoneondemand.com/events.cfm or via telephone until 11:59 p.m. PT on May 4, 2014 by dialing (855) 859-2056 (U.S.) or (404) 537-3406 (outside the U.S.), and referencing passcode: 35146652.
About Cornerstone OnDemand
Cornerstone OnDemand, Inc. is a leader in cloud-based applications for talent management. Our solutions help organizations recruit, train, manage and engage their employees, empowering their people and increasing workforce productivity. Based in Santa Monica, California, our solutions are used by over 1,700 clients worldwide, spanning more than 14.5 million users across 191 countries and in 41 languages. For more information about Cornerstone OnDemand, Inc., visit www.csod.com.
Note: Cornerstone® and Cornerstone OnDemand® are registered trademarks of Cornerstone OnDemand, Inc.
Forward-looking Statements
This release contains forward-looking statements, including statements regarding Cornerstone OnDemand’s future financial performance, market growth, the demand for and benefits from the use of Cornerstone OnDemand’s solutions, and general business conditions. Any forward-looking statements contained in this press release are based upon Cornerstone OnDemand’s historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Cornerstone OnDemand’s expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Cornerstone OnDemand disclaims any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from Cornerstone OnDemand’s current expectations. Important factors that could cause actual results to differ materially from those anticipated in our forward-looking statements include, but are not limited to, our ability to attract new clients; the extent to which clients renew their subscriptions for our solution; our ability to compete as the talent management provider for organizations of all sizes; changes in the proportion of our client base that is comprised of enterprise or mid-sized organizations; our ability to manage our growth, including additional headcount and entry into new geographies; the timing and success of solutions offered by our competitors; unpredictable macro-economic conditions; reductions in information technology spending; the success of our new product and service introductions; a disruption in our hosting network infrastructure; costs and reputational harm that could result from defects in our solution; the success of our strategic relationships with third parties; the loss of any of our key employees; failure to protect our intellectual property; acts of terrorism or other vandalism, war or natural disasters; changes in current tax or accounting rules; unanticipated costs or liabilities related to businesses that we acquire; and other risks and uncertainties. Further information on factors that could cause actual results to differ materially from the results anticipated by our forward-looking statements is included in Cornerstone OnDemand’s reports filed with the SEC, including its Form 10-K filed with the SEC on February 26, 2014.
Non-GAAP Financial Measures
To supplement its consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cornerstone OnDemand has provided in this release certain measures that have not been prepared in accordance with GAAP. These non-GAAP financial measures include (i) non-GAAP revenue, which is defined as revenue plus revenue not recognized in the period due to the impact of purchase accounting rules on deferred revenue acquired through acquisitions, (ii) bookings, which are defined as revenue plus the change in deferred revenue for the period, (iii) non-GAAP net cash provided by operating activities, which excludes payment of premium on investments net of related amortization and employer-related taxes from stock-based compensation, (iv) non-GAAP net loss and non-GAAP net loss per share, which are based on non-GAAP revenue and exclude, for the periods in which they are present, stock-based compensation and employer-related payroll taxes, amortization of intangible assets, adjustments to taxes related to acquisition adjustments, accretion of debt discount and amortization of debt issuance costs, (v) non-GAAP net loss margin, which is defined as non-GAAP net loss divided by non-GAAP revenue, (vi) non-GAAP gross profit and non-GAAP gross margin, which are calculated based on non-GAAP revenue and exclude stock-based compensation and amortization of certain intangible assets reflected in cost of revenue, (vii) non-GAAP loss from operations and non-GAAP operating margin, which are calculated based on operating loss and exclude adjustments to revenue, stock-based compensation and employer-related taxes, and amortization of intangible assets, and (viii) non-GAAP operating expenses, which exclude stock-based compensation, employer-related taxes, and amortization of intangible assets, and (ix) non-GAAP sales and marketing expense, non-GAAP research and development expense, and non-GAAP general and administrative expense, each of which excludes stock-based compensation and employer-related taxes attributable to the corresponding GAAP financial measures.
Cornerstone OnDemand’s management uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to the corresponding GAAP measures, in evaluating Cornerstone OnDemand’s ongoing operational performance and trends and in comparing its financial measures with other companies in the same industry, many of which present similar non-GAAP financial measures to help investors understand the operational performance of their businesses. However, it is important to note that the particular items Cornerstone excludes from, or includes in, its non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures has been provided in the tables included as part of this press release.

Cornerstone OnDemand, Inc.
CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	March 31, 2014	December 31, 2013
Assets
Cash and cash equivalents	$108,685	$109,583
Short-term investments	184,421	199,925
Accounts receivable, net	52,545	67,191
Deferred commissions	15,947	16,634
Prepaid expenses and other current assets	11,890	14,118
Total current assets	373,488	407,451

Capitalized software development costs, net	11,732	10,665
Property and equipment, net	17,333	14,436
Long-term investments	16,029	—
Intangible assets, net	4,068	4,632
Goodwill	8,193	8,193
Other assets, net	5,675	5,978
Total Assets	$436,518	$451,355

Liabilities and Stockholders’ Equity
Liabilities:
Accounts payable	$12,293	$10,037
Accrued expenses	16,603	22,288
Deferred revenue, current portion	129,226	135,322
Capital lease obligations, current portion	683	905
Debt, current portion	503	519
Other liabilities	1,019	4,203
Total current liabilities	160,327	173,274

Convertible notes, net	219,714	217,965
Other liabilities, non-current	3,427	3,111
Deferred revenue, net of current portion	1,846	3,500
Capital lease obligations, net of current portion	121	218
Debt, net of current portion	269	392
Total liabilities	385,704	398,460

Stockholders’ Equity:
Common stock	5	5
Additional paid-in capital	303,125	289,307
Accumulated deficit	(252,257)	(236,467)
Accumulated other comprehensive (loss) income	(59)	50
Total stockholders’ equity	50,814	52,895
Total Liabilities and Stockholders’ Equity	$436,518	$451,355

Cornerstone OnDemand, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 31,
	2014	2013
Revenue	$57,409	$37,657
Cost of revenue [1,2]	17,404	11,252
Gross profit	40,005	26,405
Operating expenses:
Sales and marketing [1]	35,139	23,010
Research and development [1]	6,883	4,419
General and administrative [1]	10,454	8,566
Amortization of certain acquired intangible assets	251	251
Total operating expenses	52,727	36,246
Loss from operations	(12,722)	(9,841)
Other income (expense):
Interest income	223	—
Interest expense	(3,010)	(79)
Other, net	(128)	(13)
Other income (expense), net	(2,915)	(92)
Loss before income tax provision	(15,637)	(9,933)
Income tax provision	(153)	(1)
Net loss	$(15,790)	$(9,934)
Net loss per share, basic and diluted	$(0.30)	$(0.20)
Weighted average common shares outstanding, basic and diluted	52,726	50,798

1	Includes stock-based compensation and employer-related taxes as follows:

	Three Months Ended
	March 31,
	2014	2013
Cost of revenue	$802	$440
Sales and marketing	3,714	1,686
Research and development	803	344
General and administrative	2,821	1,570
Total	$8,140	$4,040

2	Cost of revenue includes amortization of intangibles as follows:

	Three Months Ended
	March 31,
	2014	2013
Cost of revenue	$312	$313

Cornerstone OnDemand, Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended
	March 31,
	2014	2013
Cash flows from operating activities:
Net loss	$(15,790)	$(9,934)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	3,072	2,124
Accretion of debt discount and amortization of debt issuance costs	2,031	—
Purchased investment premium, net of amortization	926	—
Unrealized foreign exchange (gain) loss	(129)	286
Stock-based compensation expense	7,892	3,999
Deferred income taxes	—	(129)
Changes in operating assets and liabilities:
Accounts receivable	14,897	9,552
Deferred commissions	741	(1,841)
Prepaid expenses and other assets	2,504	(1,075)
Accounts payable	1,088	1,248
Accrued expenses	(5,401)	(3,277)
Deferred revenue	(8,080)	(271)
Other liabilities	(2,872)	(204)
Net cash provided by operating activities	879	478
Cash flows from investing activities:
Purchases of investment securities	(17,504)	—
Maturities of investment securities	16,012	—
Purchases of property and equipment	(3,196)	(1,467)
Capitalized software costs	(2,349)	(1,935)
Net cash used in investing activities	(7,037)	(3,402)
Cash flows from financing activities:
Proceeds from issuance of debt	—	1,914
Repayment of debt	(139)	(361)
Principal payments under capital lease obligations	(318)	(459)
Proceeds from stock option and warrant exercises	5,609	1,726
Net cash provided by financing activities	5,152	2,820
Effect of exchange rate changes on cash and cash equivalents	108	(168)
Net decrease in cash and cash equivalents	(898)	(272)
Cash and cash equivalents at beginning of period	109,583	76,442
Cash and cash equivalents at end of period	$108,685	$76,170

Cornerstone OnDemand, Inc.
RECONCILIATIONS OF REVENUE TO NON-GAAP REVENUE, GROSS PROFIT AND GROSS MARGIN TO NON-GAAP GROSS PROFIT AND NON-GAAP GROSS MARGIN, LOSS FROM OPERATIONS TO NON-GAAP LOSS FROM OPERATIONS AND OPERATING MARGIN TO NON-GAAP OPERATING MARGIN
(in thousands)
(unaudited)

	Three Months Ended
	March 31,
	2014	2013
Revenue	$57,409	$37,657
Cost of revenue	17,404	11,252
Gross profit	$40,005	$26,405
Gross margin	69.7%	70.1%

Revenue	$57,409	$37,657
Adjustments to revenue [1]	—	133
Non-GAAP revenue	$57,409	$37,790

Cost of revenue	$17,404	$11,252
Adjustments to costs of revenue
Amortization of intangible assets	(312)	(313)
Stock based compensation and employer-related taxes	(802)	(440)
Total adjustments to cost of revenue	(1,114)	(753)
Non-GAAP costs of revenue	16,290	10,499
Non-GAAP gross profit	$41,119	$27,291
Non-GAAP gross margin	71.6%	72.2%

Loss from operations	$(12,722)	$(9,841)
Operating margin	(22.2)%	(26.1)%
Adjustments to loss from operations
Adjustments to revenue [1]	—	133
Stock-based compensation and employer-related taxes	8,140	4,040
Amortization of intangible assets	563	564
Total adjustments to loss from operations	8,703	4,737
Non-GAAP loss from operations	$(4,019)	$(5,104)
Non-GAAP operating margin	(7.0)%	(13.5)%

1
Due to purchase accounting rules, upon acquisition, Cornerstone recorded an adjustment of $1.6 million to reduce the balance of deferred revenue related to the assumed client contracts acquired from Sonar Limited. As a result of this adjustment, $0.1 million of revenue was not recognized during the three months ended March 31, 2013. Therefore, revenue is adjusted by an increase of $0.1 million to arrive at non-GAAP revenue for the three months ended March 31, 2013.

Cornerstone OnDemand, Inc.
RECONCILIATIONS OF NET LOSS TO NON-GAAP NET LOSS, NON-GAAP NET LOSS MARGIN AND NON-GAAP NET LOSS PER SHARE
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2014	2013
Net loss	$(15,790)	$(9,934)
Net loss margin	(27.5)%	(26.4)%
Adjustments to net loss
Stock-based compensation and employer-related payroll taxes	8,140	4,040
Acquisition related:
Adjustments to revenue [1]	—	133
Amortization of intangible assets	492	492
Adjustments for income tax benefit [2]	—	(129)
Accretion of debt discount and amortization of debt issuance costs [3]	2,031	—
Other amortization costs and other expenses	71	72
Total adjustments to net loss	10,734	4,608
Non-GAAP net loss	$(5,056)	$(5,326)
Non-GAAP net loss margin	(8.8)%	(14.1)%
Weighted-average common shares outstanding, basic and diluted	52,726	50,798
Non-GAAP net loss per share	$(0.10)	$(0.10)

1	As of March 31, 2013, approximately $0.1 million in estimated revenues were not recognized during the three months ended March 31, 2013, due to purchase accounting rules.
2	Income tax effects related to acquisition related adjustments.
3
Debt discount accretion and debt issuance cost amortization has been recorded in connection with our issuance of $253.0 million in convertible notes on June 17, 2013. These expenses represent non-cash charges that have been recorded in accordance with the authoritative accounting literature for such transactions.

Cornerstone OnDemand, Inc.
CALCULATIONS OF BOOKINGS
(dollars in thousands)
(unaudited)

	Deferred Revenue Balance	Three Months Ended March 31, 2014

Revenue		$57,409
Deferred revenue at December 31, 2013	$138,822
Deferred revenue at March 31, 2014	131,072
Change in deferred revenue	(7,750)	(7,750)
Bookings		$49,659

	Deferred Revenue Balance	Three Months Ended March 31, 2013

Revenue		$37,657
Deferred revenue at December 31, 2012	$92,252
Deferred revenue at March 31, 2013	90,534
Change in deferred revenue	(1,718)	(1,718)
Bookings		$35,939

Percentage period-over-period increase in bookings for the three months ended March 31, 2014		38%

Cornerstone OnDemand, Inc.
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO NON-GAAP NET CASH PROVIDED BY OPERATING ACTIVITIES
(in thousands)
(unaudited)

	Three Months Ended
	March 31,
	2014	2013
Net cash provided by operating activities	$879	$478
Payment of employer related taxes from stock-based compensation	248	58
Purchased investment premium, net of amortization	(926)	—
Non-GAAP net cash provided by operating activities	$201	$536

Cornerstone OnDemand, Inc.

Investor Relations Contact:
Alexandra Geller
Cornerstone OnDemand
Phone: +1 (310) 752-1870
ageller@csod.com
or
Media Contact:
Elizabeth Flax
Cornerstone OnDemand
Phone: +1 (310) 752-1860
eflax@csod.com

Source: Cornerstone OnDemand